Exhibit 10.93

AMENDMENT NO. 1

TO

CHANGE OF CONTROL AGREEMENT

This Amendment No. 1 to Change of Control Agreement is made as of the 24th day of August 2005, by and between [insert name of executive] (“Executive”) and Hibernia Corporation, a Louisiana corporation (“Hibernia”). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the below-defined “Change of Control Agreement.”

RECITALS

WHEREAS, Executive and Hibernia are parties to a Change of Control Agreement effective as of [insert effective date of applicable change of control agreement] (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Change of Control Agreement”); and

WHEREAS, the Change of Control Agreement provides that Executive agrees to execute a written amendment to the Change of Control Agreement from time to time prior to the Effective Date of a Change of Control at the request of Hibernia to add to Exhibit A additional parishes, counties or states in which Hibernia (or its Subsidiaries) is then doing business or to remove from Exhibit A any parishes, counties or states in which Hibernia (or its Subsidiaries) is not then doing business; and

WHEREAS, Hibernia has requested the Executive to amend the Change of Control Agreement to add to Exhibit A additional counties where Hibernia (or its Subsidiaries) is now doing business; and

WHEREAS, Executive and Hibernia wish to amend the Change of Control Agreement to supplement Exhibit A;

NOW, THEREFORE, in consideration of the premises set forth above, Executive and Hibernia hereby agree as follows:

AMENDMENT

The Change of Control Agreement is hereby amended to add the following Texas counties to Exhibit A:

Austin	Calhoun	Cameron	Colorado
Dallas	Denton	Fayette	Fort Bend
Galveston	Harris	Hidalgo	Lee
Mategorda	Montgomery	Nueces	Tarrant
Victoria	Washington	Wharton

No other changes shall be made to Exhibit A, and all parishes and counties currently on Exhibit A shall remain on Exhibit A.

The Change of Control Agreement, as amended hereby, shall remain in full force and effect.

This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Louisiana applicable to agreements made and to be performed within such state without regard to principles of conflicts of law.

This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed on the month, day and year written below, but effective as of the date described above.

EXECUTIVE

Print Name:
Date:

HIBERNIA CORPORATION

By:
Name:
Title:
Date:

2